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                                                                    EXHIBIT 32.2

                            LAM RESEARCH CORPORATION
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Lam Research Corporation (the "Company") on Form 10-Q for the fiscal period ending September 26, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Martin B. Anstice, Vice President, Finance, Chief Financial Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 4, 2004

                                                           /s/ Martin B. Anstice
                                    --------------------------------------------
                                                               Martin B. Anstice
                                                        Vice President, Finance,
                                                     Chief Financial Officer and
                                                        Chief Accounting Officer